UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2020

NISSAN AUTO LEASE TRUST 2020-A

(Exact name of Issuing Entity as specified in its charter with respect to the Notes)

Central Index Key Number: 0001799075

NISSAN AUTO LEASING LLC II

(Exact name of Depositor as specified in its charter and Transferor of the SUBI Certificate to the Issuing Entity)

Central Index Key Number: 0001244832

NISSAN-INFINITI LT

(Exact name of Issuer as specified in its charter with respect to the SUBI Certificate)

Central Index Key Number: 0001244827

NISSAN MOTOR ACCEPTANCE CORPORATION

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

DELAWARE	333-230960-03	38-7243018
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

(615) 725-1127

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement

On January 27, 2020 (the “Closing Date”), NILT Inc. (defined below) created a special unit of beneficial interest (the “2020-A SUBI”) in specified assets of Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan and Infiniti vehicles leased under the Leases (the “Leased Vehicles”) and related property (collectively, the “2020-A SUBI Assets”) pursuant to the Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, dated as of August 26, 1998, by and among NILT Trust, a Delaware statutory trust (“NILT Trust”), as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (“NILT, Inc.”), Wilmington Trust Company (“WTC”), as Delaware trustee, and U.S. Bank National Association (“U.S. Bank”), as trust agent, as supplemented by a 2020-A SUBI Supplement dated as of the Closing Date (the “2020-A SUBI Supplement”). Also on the Closing Date, NMAC, as servicer, Nissan-Infiniti LT and NILT Trust entered into a 2020-A SUBI Servicing Supplement, dated as of the Closing Date (the “2020-A SUBI Servicing Supplement”) and supplementing the Servicing Agreement, dated as of March 1, 1999 (the “Servicing Agreement”), to provide for the servicing obligations of the 2020-A SUBI Assets. In connection with the creation of the 2020-A SUBI, Nissan-Infiniti LT issued to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2020-A SUBI (the “2020-A SUBI Certificate”). On the Closing Date, NILT Trust sold the 2020-A SUBI Certificate to Nissan Auto Leasing LLC II (“NALL II”) pursuant to a SUBI Certificate Transfer Agreement by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II further sold the 2020-A SUBI Certificate to Nissan Auto Lease Trust 2020-A, a Delaware statutory trust (the “Issuing Entity”), pursuant to a Trust SUBI Certificate Transfer Agreement by and between NALL II, as transferor, and the Issuing Entity, as transferee. The Issuing Entity was created pursuant to a Trust Agreement, dated as of January 7, 2020, as amended and restated by the Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Trust Agreement”), by and between NALL II, as transferor, and Wilmington Trust, National Association (“WTNA”), as owner trustee (the “Owner Trustee”). On the Closing Date, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), of $164,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes, $500,000,000 aggregate principal amount of the Class A-2a Asset Backed Notes, $50,000,000 aggregate principal amount of the Class A-2b Asset Backed Notes, $436,000,000 aggregate principal amount of the Class A-3 Asset Backed Notes and $107,500,000 aggregate principal amount of the Class A-4 Asset Backed Notes (collectively, the “Notes”). The Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee, entered into that certain Trust Administration Agreement, dated as of the Closing Date (the “Trust Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, entered into that certain Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Leases and the Leased Vehicles. The Notes, with an aggregate principal balance of $1,257,500,000 were sold to Citigroup Global Markets Inc., as the representative of several underwriters (the “Underwriters”), pursuant to the Underwriting Agreement. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3, as amended (Commission File No. 333-230960). With respect to the foregoing transactions, the Issuing Entity, as issuer, NILT Trust, as grantor and initial beneficiary (in such capacity, the “UTI Beneficiary”), Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, WTNA, as Owner Trustee, WTC, as Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee, entered into that certain Agreement of Definitions, dated as of the Closing Date (the “Agreement of Definitions”).

Also on the Closing Date, Nissan-Infiniti LT, as origination trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer, entered into a Second Amendment to Servicing Agreement, dated as of the Closing Date (the “Second Amendment to Servicing Agreement”), which amended the Servicing Agreement to remove certain provisions relating to NMAC’s like-kind exchange program.

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Agreement of Definitions, as Exhibit 10.2 is the 2020-A SUBI Supplement, as Exhibit 10.3 is the 2020-A Servicing Supplement, as Exhibit 10.4 is the Amended and Restated Trust Agreement for the Issuing Entity, as Exhibit 10.5 is the Trust Administration Agreement, as Exhibit 10.6 is the SUBI Certificate Transfer Agreement, as Exhibit 10.7 is the Trust SUBI Certificate Transfer Agreement, as Exhibit 10.8 is the Asset Representations Review Agreement and as Exhibit 10.9 is the Second Amendment to Servicing Agreement.

ITEM 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of January 27, 2020, by and between the Issuing Entity, as issuer, and U.S. Bank, as Indenture Trustee.

10.1	Agreement of Definitions, dated as of January 27, 2020, by and among the Issuing Entity, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, National Association, as Owner Trustee, Wilmington Trust Company, as Delaware trustee, U.S. Bank, as trust agent, as Indenture Trustee and as Secured Party.

10.2	2020-A SUBI Supplement, dated as of January 27, 2020, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust Company, as Delaware trustee, and U.S. Bank, as trust agent.

10.3	2020-A SUBI Servicing Supplement, dated as of January 27, 2020, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

10.4	Amended and Restated Trust Agreement for the Issuing Entity, dated as of January 27, 2020, by and between NALL II, as transferor, and Wilmington Trust, National Association, as Owner Trustee.

10.5	Trust Administration Agreement, dated as of January 27, 2020, by and among the Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

10.6	SUBI Certificate Transfer Agreement, dated as of January 27, 2020, by and between NILT Trust, as transferor, and NALL II, as transferee.

10.7	Trust SUBI Certificate Transfer Agreement, dated as of January 27, 2020, by and between NALL II, as transferor, and the Issuing Entity, as transferee.

10.8	Asset Representations Review Agreement, dated as of January 27, 2020, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

10.9	Second Amendment to Servicing Agreement, dated as of January 27, 2020, by and among Nissan-Infiniti LT, as origination trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2020	NISSAN AUTO LEASING LLC II

	By:	/s/ Douglas E. Gwin, Jr.
	Name:	Douglas E. Gwin, Jr.
	Title:	Assistant Treasurer